Income Taxes Disclosure	12 Months Ended
May 31, 2020
Notes
Income Taxes Disclosure

NOTE 11 - INCOME TAXES

The reported income taxes differ from the amounts obtained by applying statutory rates to the loss before income taxes as follows:

	May 31, 2020	May 31, 2019
Net loss	$(1,092,698)	$(905,981)
Statutory tax rate	21%	21%
Expected income tax recovery	(229,466)	(190,256)
Permanent differences and other	(11,534)	27,256
Effect of foreign exchange	(4,000)	-
Change in valuation allowance	245,000	163,000
Income tax recovery	$-	$-

The Company’s tax-effected future income tax assets and liabilities are estimated as follows:

	May 31, 2020	May 31, 2019
Deferred income tax assets (liabilities)
Losses carried forward	$1,206,000	$961,000
Equipment	72,000	72,000
Less: Valuation allowance	1,278,000	1,033,000
Net deferred income tax assets	$-	$-

At May 31, 2020 and 2019, the Company has recorded a valuation allowance for the aggregate of its tax assets as management believes it is more likely than not that the deferred tax asset will not be realized.

As at May 31, 2020, the Company had net operating loss carry forwards in the United States of approximately $4,496,000 (2019 - $4,043,000) to reduce future federal and state taxable income. These losses may be carried forward indefinitely.

As at May 31, 2020, the Company also had non-capital loss carry forwards of approximately $969,000 (2019 - $432,000) to reduce future Canadian taxable income. These losses expire in 2038 and 2039.

The Company is not currently subject to any income tax examinations by any tax authority. Should a tax examination be opened, management does not anticipate any tax adjustments, if accepted, that would result in a material change to its financial position.